SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule Of Financial Expenses Net [Abstract]
Interest expense and amortization of discount on convertible notes	$ 0	$ 987	$ 541
Issuance expenses	0	65	47
Bank fees	10	3	2
Change in fair value of derivative warrant liability	0	1,105	2
Exchange rate differences	22	2	(2)
Total financial expenses, net	$ 32	$ 2,162	$ 590